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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 26, 1997 included in MindSpring Enterprises, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996 into this Registration Statement.




/s/ Arthur Andersen LLP


Atlanta, Georgia
January 7, 1998